VAN KAMPEN FOCUS PORTFOLIOS, SERIES 192
                       THE DOW 30SM INDEX TRUST, SERIES 9

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the deferred sales charge for The Dow 30 SM Index Trust, Series 9 will accrue daily from June 10, 2000 through December 9, 2000.

Dated March 3, 2000